        Execution Version
Exhibit 10.3
COMMITMENT AND ACCEPTANCE
This Commitment and Acceptance (this “Commitment and Acceptance”) dated as of February 7, 2025 entered into among the parties listed on the signature pages hereof. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement (as defined below).
PRELIMINARY STATEMENTS
Reference is made to that certain Credit Agreement dated as of February 14, 2023 by and among First Huntingdon Finance Corp., Toll Brothers, Inc., Mizuho Bank, Ltd., as Administrative Agent, and the Lenders that are parties thereto (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”).
Pursuant to Section 2.18 of the Credit Agreement, the Borrower has requested an increase in the Aggregate Revolving Credit Commitment to $2,350,000,000.00. Such increase in the Aggregate Revolving Credit Commitment is to become effective on February 6, 2025 (the “Increase Date”). In connection with such requested increase in the Aggregate Revolving Credit Commitment, the Borrower, the Administrative Agent, Banco Bilbao Vizcaya Argentaria, S.A. New York Branch (“BBVA”), Texas Capital Bank (“TCB”), and Capital One, National Association (“Capital One” and, together with BBVA and TCB, each, a “New Accepting Lender”), Mizuho Bank, Ltd. (“Mizuho”), Goldman Sachs Bank USA (“GS”), PNC Bank, National Association (“PNC”), Truist Bank (“Truist”), Wells Fargo Bank, National Association (“Wells Fargo”), Bank of America, N.A. (“BofA”), U.S. Bank National Association (“USB”), BMO Bank N.A. (“BMO”), Citizens Bank, N.A. (“Citizens”), Regions Bank (“Regions”), and Valley National Bank (“Valley National” and, together with Mizuho, GS, PNC, Truist, Wells Fargo, BofA, USB, BMO, Citizens and Regions, each, an “Existing Accepting Lender”; each Existing Accepting Lender, together with each New Accepting Lender, collectively, the “Accepting Lenders”) hereby agree as follows:
1.THE ACCEPTING LENDERS’ REVOLVING CREDIT COMMITMENT. Effective as of the Increase Date, (A) each New Accepting Lender shall become a party to the Credit Agreement as a Lender, shall have (subject to the provisions of Section 2.18 of the Credit Agreement) all of the rights and obligations of a Lender thereunder, agrees to be bound by the terms and provisions thereof and shall thereupon have a Revolving Credit Commitment under and for purposes of the Credit Agreement in an amount set forth opposite such New Accepting Lender’s name on Schedule A attached hereto and (B) the Revolving Credit Commitment of each Existing Accepting Lender under the Credit Agreement shall be increased to the amount set forth opposite such Existing Accepting Lender’s name on Schedule A attached hereto.
2.REPRESENTATIONS AND AGREEMENTS OF EACH NEW ACCEPTING LENDER. Each New Accepting Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Commitment and Acceptance and to consummate the transactions contemplated hereby and to become a Revolving Credit Lender under the Credit Agreement, (ii) it is a Qualified Bank, (iii) from and after the Increase Date, it shall be bound by the provisions of the Credit Agreement as a Revolving Credit Lender thereunder and, to the extent of its Revolving Credit Commitment, shall have the obligations of a Revolving Credit Lender thereunder, (iv) it has received a copy of the

Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment and Acceptance on the basis of which it is solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with the Credit Agreement and the other Loan Documents and has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender or any of their respective Related Parties based on such documents and information, as it has deemed appropriate, and (v) if it is a Non-U.S. Lender, attached to this Commitment and Acceptance is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by such New Accepting Lender; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, or any other Lender or any of their respective Related Parties, continue to be solely responsible for making its own appraisal and investigation of all risks arising under or in connection with, and its own credit analysis and decision to take or not take action under, the Credit Agreement and the other Loan Documents based on such documents and information as it shall from time to time deem appropriate, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Revolving Credit Lender. For the avoidance of doubt, and subject in all respects to the terms of the Credit Agreement, each New Accepting Lender hereby agrees that the Revolving Credit Facility Termination Date with respect to all of its Revolving Credit Commitment is February 7, 2030.
3.REPRESENTATIONS OF BORROWER. The Borrower hereby represents and warrants that, as of the date hereof and as of the Increase Date, (a) after giving effect to the Facility Increase, the Aggregate Revolving Credit Commitment will not exceed the Aggregate Revolving Credit Facility Limit, (b) no Unmatured Default or Default exists or will exist after giving effect to the Facility Increase and (c) all financial covenants set forth in Section 7.28 of the Credit Agreement will be satisfied on a pro forma basis for the most recent determination period, after giving effect to such Facility Increase as if it occurred on the last day of such determination period (and assuming such Facility Increase is fully borrowed).
4.GOVERNING LAW. This Commitment and Acceptance shall be governed by the internal law, and not the law of conflicts, of the State of New York.
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LEGAL_US_E # 184850486.6

IN WITNESS WHEREOF, the parties hereto have executed this Commitment and Acceptance by their duly authorized officers as of the date first above written.

FIRST HUNTINGDON FINANCE CORP.
By: /s/ Gregg L. Ziegler Name: Gregg L. Ziegler Title: Senior Vice President & Treasurer
TOLL BROTHERS, INC.
By: /s/ Gregg L. Ziegler Name: Gregg L. Ziegler Title: Senior Vice President & Treasurer

[Signature Page to Commitment and Acceptance – Toll Brothers (February 2025)]

MIZUHO BANK, LTD., as Administrative Agent
By: /s/ Donna DeMagistris Name: Donna DeMagistris Title: Managing Director

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as an Accepting Lender
By: /s/ Cara Younger Name: Cara Younger Title: Managing Director
By: /s/ Armen Semizian Name: Armen Semizian Title: Managing Director

TEXAS CAPITAL BANK, as an Accepting Lender
By: /s/ Lauren Alvarez Name: Lauren Alvarez Title: Vice President

MIZUHO BANK, LTD., as an Accepting Lender
By: /s/ Donna DeMagistris Name: Donna DeMagistris Title: Managing Director

GOLDMAN SACHS BANK USA, as an Accepting Lender
By: /s/ Jonathan Dworkin Name: Jonathan Dworkin Title: Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION, as an Accepting Lender
By: /s/ J. Richard Litton Name: J. Richard Litton Title: Senior Vice President

TRUIST BANK, as an Accepting Lender
By: /s/ Ryan Almond Name: Ryan Almond Title: Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Accepting Lender
By: /s/ Amanda Henley Name: Amanda Henley Title: Executive Director

BANK OF AMERICA, N.A., as an Accepting Lender
By: /s/ Thomas W. Nowak Name: Thomas W. Nowak Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, as an Accepting Lender
By: /s/ Leonard Olsavsky Name: Leonard Olsavsky Title: Senior Vice President

BMO BANK N.A., as an Accepting Lender
By: /s/ Clifford L. Rooke Name: Clifford L. Rooke Title: Managing Director

CITIZENS BANK, N.A., as an Accepting Lender
By: /s/ Cherie L. Laurent Name: Cherie L. Laurent Title: Senior Vice President

REGIONS BANK, as an Accepting Lender
By: /s/ Daniel Blazei Name: Daniel Blazei Title: Vice President

VALLEY NATIONAL BANK, as an Accepting Lender
By: /s/ Adam Fritzinger Name: Adam Fritzinger Title: Vice President

CAPITAL ONE, NATIONAL ASSOCIATION, as an Accepting Lender
By: /s/ Jessica W. Phillips Name: Jessica W. Phillips Title: Authorized Signatory

Schedule A
Accepting Lenders

Lender Name	Revolving Credit Commitment
Mizuho Bank, Ltd.	$175,000,000.00
Goldman Sachs Bank USA	$175,000,000.00
PNC Bank, National Association	$175,000,000.00
Truist Bank	$175,000,000.00
Wells Fargo Bank, National Association	$175,000,000.00
Bank of America, N.A.	$175,000,000.00
Banco Bilbao Vizcaya Argentaria, S.A. New York Branch	$175,000,000.00
U.S. Bank National Association	$175,000,000.00
BMO Bank N.A.	$175,000,000.00
Citizens Bank, N.A.	$125,000,000.00
Regions Bank	$100,000,000.00
Valley National Bank	$75,000,000.00
Capital One, National Association	$55,000,000.00
Texas Capital Bank	$30,000,000.00

LEGAL_US_E # 184850486.6